UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 19, 2007 (November 15, 2007)
Date of Report (Date of earliest event reported)

Sharps Compliance Corp.
(Exact name of Registrant as specified in its charter)

Delaware	000-22390	74-2657168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address of principal executive offices, including zip code)

(713) 432-0300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Compensation

On November 15, 2007, the Compensation Committee of the Board of Directors approved an increase in the annual salary of Dr. Burton J. Kunik, Chairman, Chief Executive Officer and President to $260,000, effective December 1, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPS COMPLIANCE CORP. a Delaware corporation

Dated: November 19, 2007	By:	/s/ David P. Tusa
David P. Tusa
Executive Vice President, Chief Financial Officer, Business Development and Corporate Secretary